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                                 EXHIBIT 23.2

                 CONSENT OF KIRKLAND, RUSS, MURPHY & TAPP P.A.
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                                                                    Exhibit 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference to this Registration Statement of BBJ Environmental Technologies, Inc. on Form S-8 of our report dated February 22, 2001 appearing in the Annual Report on Form 10-KSB of BBJ Environmental Technologies, Inc. for the year ended December 31, 2000.


                              /s/ Kirkland, Russ, Murphy & Tapp P.A.


Clearwater, Florida
June 4, 2001